DEBT TO A RELATED PARTY	12 Months Ended
Dec. 31, 2024
Convertible Notes Payable [Abstract]
DEBT TO A RELATED PARTY
NOTE 10 - DEBT TO A RELATED PARTY

Convertible Notes Payable to a Related Party

The Company had an agreement with an entity owned by its main shareholder to provide it with up to $2,000 in revolving loans through January 2024. Loans received under the arrangement bear interest at the interest rate of 2.5%, which is compounded semi-annually and payable at maturity. In connection with the arrangement, the holder was granted in May 2019 an option to convert up to $2,000 of the loan into a maximum of 5,000,000 shares at a price of $0.4 per share. In October 2020, the entity converted $800 into 2,000,000 shares. In November 2023, the Company and the related party agreed to extend the length of the note until January 2026 and to adjust the terms of the option to convert the loan into a maximum of 5,000,000 shares at a price of $0.75 per share. As a result, an adjustment was made in 2023 to the per share price of the 2,000,000 shares issued in the October 2020 conversion, resulting in an amount of $700 of the loan derecognized with a corresponding increase to the additional paid in capital. See also note 18.

The Company’s weighted average interest during the years ended December 31, 2024, 2023 and 2022 is 0.0%, 2.5% and 7.10%, respectively.

Total interest expense related to the note is $0, $21 and $28 for the years ended December 2024, 2023 and 2022, respectively.

As of December 31, 2024, and 2023, convertible notes payable to this related party consist of $25 and $0, respectively included in accrued expenses and other current liabilities.